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                                                               Exhibit 99.2

                    CERTIFICATION OF PERIODIC REPORT
                    --------------------------------

     I, Mark F. Furlong, Chief Financial Officer of Marshall & Ilsley Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (14 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:    May 12, 2003.


                                   /s/ Mark F. Furlong
                                   __________________________________

                                   Mark F. Furlong
                                   Chief Financial Officer
                                   Marshall & Ilsley Corporation



This certification accompanies this Quarterly Report on Form 10-Q pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Marshall & Ilsley Corporation for purposes of the Securities Exchange Act of 1934. A signed original of this written statement required by Section 906 has been provided to Marshall & Ilsley Corporation and will be retained by Marshall & Ilsley Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



MW711357_2.DOC